Exhibit 99.2

The	Supplementary	September 30, 2006
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2006

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Year-To-Date	6-10
Underwriting Results - Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
September 30, 2006
Share and per share amounts have been retroactively adjusted to reflect the two-for-one stock split effective March 31, 2006.

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Sept. 30	Dec. 31
	2006	2005
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,337	$1,899
Fixed Maturities
Tax Exempt	17,219	15,955
Taxable	15,000	14,568
Equity Securities	3,194	2,212

Total Invested Assets	$36,750	$34,634

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$8	$11

Capitalization
Long Term Debt	$2,463	$2,467
Shareholders’ Equity	13,562	12,407

Total Capitalization	$16,025	$14,874

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	15.4%	16.6%

Actual Common Shares Outstanding	411.6	418.1

Book Value Per Common Share	$32.95	$29.67

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$32.53	$29.12

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY

	Periods Ended September 30
	Third	Nine	From
	Quarter	Months	December 2005
	2006	2006	to September 30, 2006
	(dollars in millions, except per share amounts)
Cost of Shares Repurchased	$ 636	$1,175	$1,310
Average Cost Per Share	$49.56	$49.32	$49.22
Shares Repurchased	12,822,370	23,820,732	26,608,532
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of September 30, 2006, 1,391,468 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2006	2005	2006	2005	2006	2005
	(in millions)
Short Term Investments	$615	$929	$615	$929	$615	$929
Taxable Fixed Maturities	1,323	1,355	1,301	1,338	1,301	1,338
Equity Securities	289	5	386	8	386	8

TOTAL	$2,227	$2,289	$2,302	$2,275	$2,302	$2,275

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Sept. 30	Dec. 31	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2006	2005	2006	2005	2006	2005
	(in millions)
Short Term Investments	$722	$970	$722	$970	$722	$970
Fixed Maturities
Tax Exempt	16,891	15,654	17,227	15,966	17,219	15,955
Taxable	13,737	13,160	13,699	13,230	13,699	13,230
Common Stocks	2,560	2,031	2,769	2,149	2,769	2,149
Preferred Stocks	37	52	39	55	39	55

TOTAL	$33,947	$31,867	$34,456	$32,370	$34,448	$32,359

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED SEPTEMBER 30
	THIRD QUARTER		NINE MONTHS
	2006	2005	2006	2005
	(in millions)
CORPORATE INVESTMENT INCOME	$15	$10	$46	$29

PROPERTY AND CASUALTY INVESTMENT INCOME
Dividends	$12	$9	$34	$30
Taxable Interest	115	108	340	306
Tax Exempt Interest	171	154	504	457
Investment Expenses	(3)	(4)	(16)	(13)

TOTAL	$295	$267	$862	$780

Effective Tax Rate	20.3%	19.9%	19.9%	19.7%

After Tax Annualized Yield	3.49%	3.45%	3.48%	3.44%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2006	2005	2005
	(in millions)
Estimated Statutory Policyholders’ Surplus	$10,450	$8,910	$8,650
Rolling Year Statutory Net Premiums Written	12,078	12,244	12,202
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.16:1	1.37:1	1.41:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2006

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/06	12/31/05	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$431	$418	$13	$5	$8
Homeowners	648	697	(49)	(19)	(30)
Other	622	580	42	43	(1)

Total Personal	1,701	1,695	6	29	(23)

Commercial Insurance
Multiple Peril	1,649	1,596	53	23	30
Casualty	5,173	4,837	336	280	56
Workers’ Compensation	1,696	1,551	145	112	33
Property and Marine	692	755	(63)	(15)	(48)

Total Commercial	9,210	8,739	471	400	71

Specialty Insurance
Professional Liability	7,343	6,777	566	447	119
Surety	66	46	20	3	17

Total Specialty	7,409	6,823	586	450	136

Total Insurance	18,320	17,257	1,063	879	184

Reinsurance Assumed	1,438	1,456	(18)	(82)	64

Total	$19,758	$18,713	$1,045	$797	$248

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$511	$486	$1,706	$1,584	$422	$417	$2,639	$2,487
Increase (Decrease) in Unearned Premiums	13	13	89	80	5	3	107	96

Net Premiums Earned	498	473	1,617	1,504	417	414	2,532	2,391

Net Losses Paid	294	290	745	693	227	211	1,266	1,194
Increase (Decrease) in Outstanding Losses	13	48	(49)	67	42	46	6	161

Net Losses Incurred	307	338	696	760	269	257	1,272	1,355

Expenses Incurred	143	127	533	490	130	125	806	742
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$48	$8	$388	$254	$18	$32	$454	$294

Ratios After Dividends to Policyholders:
Loss	61.6%	71.4%	43.1%	50.5%	64.5%	62.0%	50.2%	56.6%
Expense	28.0	26.3	31.2	31.0	30.8	29.9	30.6	29.9

Combined	89.6%	97.7%	74.3%	81.5%	95.3%	91.9%	80.8%	86.5%

Premiums Written as a % of Total	5.7%	5.3%	19.0%	17.2%	4.7%	4.5%	29.4%	27.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$511	$486	$1,706	$1,602	$422	$417	$2,639	$2,505

Net Premiums Earned	$498	$473	$1,617	$1,522	$417	$414	$2,532	$2,409

Net Losses Incurred	$305	$333	$590	$632	$271	$258	$1,166	$1,223

Statutory Underwriting Income (Loss)	$50	$13	$494	$400	$16	$31	$560	$444

Combined Ratio	89.2%	96.6%	67.7%	72.1%	95.8%	92.3%	76.6%	80.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$968	$935	$1,303	$1,321	$694	$726	$898	$778	$3,863	$3,760
Increase (Decrease) in Unearned Premiums	(1)	(39)	1	24	15	35	43	13	58	33

Net Premiums Earned	969	974	1,302	1,297	679	691	855	765	3,805	3,727

Net Losses Paid	376	415	550	551	247	248	420	356	1,593	1,570
Increase (Decrease) in Outstanding Losses	53	130	336	374	145	178	(63)	171	471	853

Net Losses Incurred	429	545	886	925	392	426	357	527	2,064	2,423

Expenses Incurred	322	313	347	340	147	152	286	275	1,102	1,080
Dividends Incurred	—	—	—	—	20	17	—	—	20	17

Statutory Underwriting Income (Loss)	$218	$116	$69	$32	$120	$96	$212	$(37)	$619	$207

Ratios After Dividends to Policyholders:
Loss	44.3%	56.0%	68.1%	71.4%	59.5%	63.1%	41.8%	68.8%	54.5%	65.3%
Expense	33.2	33.4	26.6	25.7	21.8	21.5	31.8	35.4	28.7	28.9

Combined	77.5%	89.4%	94.7%	97.1%	81.3%	84.6%	73.6%	104.2%	83.2%	94.2%

Premiums Written as a % of Total	10.7%	10.2%	14.5%	14.4%	7.7%	7.9%	10.0%	8.5%	42.9%	41.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$968	$949	$1,303	$1,321	$694	$726	$878	$848	$3,843	$3,844

Net Premiums Earned	$969	$988	$1,302	$1,297	$679	$691	$835	$835	$3,785	$3,811

Net Losses Incurred	$392	$469	$885	$923	$389	$426	$359	$306	$2,025	$2,124

Statutory Underwriting Income (Loss)	$255	$206	$70	$34	$123	$96	$190	$254	$638	$590

Combined Ratio	73.7%	80.4%	94.6%	96.9%	80.8%	84.7%	75.6%	69.0%	82.6%	84.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$1,942	$2,035	$225	$178	$2,167	$2,213
Increase (Decrease) in Unearned Premiums	(83)	(19)	23	26	(60)	7

Net Premiums Earned	2,025	2,054	202	152	2,227	2,206

Net Losses Paid	837	1,103	7	62	844	1,165
Increase (Decrease) in Outstanding Losses	566	501	20	(4)	586	497

Net Losses Incurred	1,403	1,604	27	58	1,430	1,662

Expenses Incurred	457	460	70	60	527	520
Dividends Incurred	—	—	3	2	3	2

Statutory Underwriting Income (Loss)	$165	$(10)	$102	$32	$267	$22

Ratios After Dividends to Policyholders:
Loss	69.3%	78.1%	13.6%	38.8%	64.3%	75.4%
Expense	23.5	22.6	31.5	34.2	24.4	23.5

Combined	92.8%	100.7%	45.1%	73.0%	88.7%	98.9%

Premiums Written as a % of Total	21.5%	22.2%	2.5%	1.9%	24.0%	24.1%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$1,942	$2,035	$225	$178	$2,167	$2,213

Net Premiums Earned	$2,025	$2,054	$202	$152	$2,227	$2,206

Net Losses Incurred	$1,403	$1,603	$27	$58	$1,430	$1,661

Statutory Underwriting Income (Loss)	$165	$(9)	$102	$32	$267	$23

Combined Ratio	92.8%	100.6%	45.1%	73.0%	88.7%	98.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$8,669	$8,460	$331	$726	$9,000	$9,186
Increase (Decrease) in Unearned Premiums	105	136	(68)	(47)	37	89

Net Premiums Earned	8,564	8,324	399	773	8,963	9,097

Net Losses Paid	3,703	3,929	236	225	3,939	4,154
Increase (Decrease) in Outstanding Losses	1,063	1,511	(18)	249	1,045	1,760

Net Losses Incurred	4,766	5,440	218	474	4,984	5,914

Expenses Incurred	2,435	2,342	145	242	2,580	2,584
Dividends Incurred	23	19	—	—	23	19

Statutory Underwriting Income (Loss)	$1,340	$523	$36	$57	1,376	580

Increase in Deferred Acquisition Costs					40	10

GAAP Underwriting Income					$1,416	$590

Ratios After Dividends to Policyholders:
Loss	55.8%	65.5%	54.7%	61.4%	55.8%	65.1%
Expense	28.2	27.7	43.8	33.4	28.7	28.2

Combined	84.0%	93.2%	98.5%	94.8%	84.5%	93.3%

Premiums Written as a % of Total	96.3%	92.1%	3.7%	7.9%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$8,649	$8,562	$331	$675	$8,980	$9,237

Net Premiums Earned	$8,544	$8,426	$399	$722	$8,943	$9,148

Net Losses Incurred	$4,621	$5,008	$218	$393	$4,839	$5,401

Statutory Underwriting Income (Loss)	$1,465	$1,057	$36	$87	$1,501	$1,144

Combined Ratio	82.5%	87.0%	98.5%	90.4%	83.1%	87.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$7,203	$7,457	$1,797	$1,729	$9,000	$9,186
Increase (Decrease) in Unearned Premiums	16	67	21	22	37	89

Net Premiums Earned	7,187	7,390	1,776	1,707	8,963	9,097

Net Losses Paid	3,397	3,449	542	705	3,939	4,154
Increase (Decrease) in Outstanding Losses	651	1,487	394	273	1,045	1,760

Net Losses Incurred	4,048	4,936	936	978	4,984	5,914

Expenses Incurred	1,983	2,016	597	568	2,580	2,584
Dividends Incurred	23	19	—	—	23	19

Statutory Underwriting Income (Loss)	$1,133	$419	$243	$161	1,376	580

Increase in Deferred Acquisition Costs					40	10

GAAP Underwriting Income					$1,416	$590

Ratios After Dividends to Policyholders:
Loss	56.5%	67.0%	52.7%	57.3%	55.8%	65.1%
Expense	27.6	27.1	33.2	32.8	28.7	28.2

Combined	84.1%	94.1%	85.9%	90.1%	84.5%	93.3%

Premiums Written as a % of Total	80.0%	81.2%	20.0%	18.8%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$7,183	$7,508	$1,797	$1,729	$8,980	$9,237

Net Premiums Earned	$7,167	$7,441	$1,776	$1,707	$8,943	$9,148

Net Losses Incurred	$3,903	$4,447	$936	$954	$4,839	$5,401

Statutory Underwriting Income (Loss)	$1,258	$959	$243	$185	$1,501	$1,144

Combined Ratio	82.3%	86.9%	85.9%	88.7%	83.1%	87.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$174	$169	$609	$564	$130	$127	$913	$860
Increase (Decrease) in Unearned Premiums	6	9	65	63	(9)	(9)	62	63

Net Premiums Earned	168	160	544	501	139	136	851	797

Net Losses Paid	102	104	243	215	73	69	418	388
Increase (Decrease) in Outstanding Losses	8	19	4	84	26	21	38	124

Net Losses Incurred	110	123	247	299	99	90	456	512

Expenses Incurred	48	43	190	174	41	41	279	258
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$10	$(6)	$107	$28	$(1)	$5	$116	$27

Ratios After Dividends to Policyholders:
Loss	65.5%	76.6%	45.4%	59.8%	71.2%	66.0%	53.6%	64.3%
Expense	27.6	25.8	31.2	30.8	31.6	31.9	30.5	30.0

Combined	93.1%	102.4%	76.6%	90.6%	102.8%	97.9%	84.1%	94.3%

Premiums Written as a % of Total	5.8%	5.6%	20.3%	18.7%	4.4%	4.2%	30.5%	28.5%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$174	$169	$609	$582	$130	$127	$913	$878

Net Premiums Earned	$168	$160	$544	$519	$139	$136	$851	$815

Net Losses Incurred	$109	$118	$213	$197	$99	$89	$421	$404

Statutory Underwriting Income (Loss)	$11	$(1)	$141	$148	$(1)	$6	$151	$153

Combined Ratio	92.5%	99.4%	70.4%	67.8%	102.8%	97.4%	80.0%	78.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$323	$294	$408	$411	$222	$230	$291	$192	$1,244	$1,127
Increase (Decrease) in Unearned Premiums	3	(21)	(27)	(27)	(6)	(7)	3	(20)	(27)	(75)

Net Premiums Earned	320	315	435	438	228	237	288	212	1,271	1,202

Net Losses Paid	139	127	189	160	73	76	145	116	546	479
Increase (Decrease) in Outstanding Losses	14	89	117	151	59	70	(19)	207	171	517

Net Losses Incurred	153	216	306	311	132	146	126	323	717	996

Expenses Incurred	110	102	110	105	47	47	89	76	356	330
Dividends Incurred	—	—	—	—	6	6	—	—	6	6

Statutory Underwriting Income (Loss)	$57	$(3)	$19	$22	$43	$38	$73	$(187)	$192	$(130)

Ratios After Dividends to Policyholders:
Loss	47.8%	68.6%	70.3%	71.2%	59.4%	62.9%	43.7%	152.3%	56.7%	83.3%
Expense	34.1	34.7	27.0	25.5	21.8	21.2	30.6	39.7	28.7	29.5

Combined	81.9%	103.3%	97.3%	96.7%	81.2%	84.1%	74.3%	192.0%	85.4%	112.8%

Premiums Written as a % of Total	10.8%	9.8%	13.6%	13.6%	7.4%	7.6%	9.7%	6.4%	41.5%	37.4%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$323	$308	$408	$411	$222	$230	$291	$262	$1,244	$1,211

Net Premiums Earned	$320	$329	$435	$438	$228	$237	$288	$282	$1,271	$1,286

Net Losses Incurred	$144	$139	$306	$309	$129	$146	$129	$119	$708	$713

Statutory Underwriting Income (Loss)	$66	$88	$19	$24	$46	$38	$70	$87	$201	$237

Combined Ratio	79.1%	75.4%	97.3%	96.2%	79.9%	84.3%	75.4%	71.1%	84.7%	83.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$671	$698	$77	$73	$748	$771
Increase (Decrease) in Unearned Premiums	4	1	8	13	12	14

Net Premiums Earned	667	697	69	60	736	757

Net Losses Paid	324	343	—	14	324	357
Increase (Decrease) in Outstanding Losses	133	201	5	(13)	138	188

Net Losses Incurred	457	544	5	1	462	545

Expenses Incurred	151	147	24	20	175	167
Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income (Loss)	$59	$6	$38	$38	$97	$44

Ratios After Dividends to Policyholders:
Loss	68.5%	78.0%	7.5%	2.3%	62.9%	72.1%
Expense	22.5	21.1	32.0	27.8	23.5	21.7

Combined	91.0%	99.1%	39.5%	30.1%	86.4%	93.8%

Premiums Written as a % of Total	22.4%	23.1%	2.6%	2.4%	25.0%	25.5%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$671	$698	$77	$73	$748	$771

Net Premiums Earned	$667	$697	$69	$60	$736	$757

Net Losses Incurred	$457	$543	$5	$1	$462	$544

Statutory Underwriting Income (Loss)	$59	$7	$38	$38	$97	$45

Combined Ratio	91.0%	99.0%	39.5%	30.1%	86.4%	93.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,905	$2,758	$89	$259	$2,994	$3,017
Increase (Decrease) in Unearned Premiums	47	2	(27)	(28)	20	(26)

Net Premiums Earned	2,858	2,756	116	287	2,974	3,043

Net Losses Paid	1,288	1,224	75	62	1,363	1,286
Increase (Decrease) in Outstanding Losses	347	829	(23)	145	324	974

Net Losses Incurred	1,635	2,053	52	207	1,687	2,260

Expenses Incurred	810	755	44	81	854	836
Dividends Incurred	8	7	—	—	8	7

Statutory Underwriting Income (Loss)	$405	$(59)	$20	$(1)	425	(60)

Increase in Deferred Acquisition Costs					11	1

GAAP Underwriting Income					$436	$(59)

Ratios After Dividends to Policyholders:
Loss	57.4%	74.7%	44.8%	72.2%	56.9%	74.4%
Expense	27.9	27.4	49.5	31.1	28.6	27.8

Combined	85.3%	102.1%	94.3%	103.3%	85.5%	102.2%

Premiums Written as a % of Total	97.0%	91.4%	3.0%	8.6%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,905	$2,860	$89	$208	$2,994	$3,068

Net Premiums Earned	$2,858	$2,858	$116	$236	$2,974	$3,094

Net Losses Incurred	$1,591	$1,661	$52	$127	$1,643	$1,788

Statutory Underwriting Income (Loss)	$449	$435	$20	$28	$469	$463

Combined Ratio	83.8%	84.8%	94.3%	92.6%	84.0%	85.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,445	$2,518	$549	$499	$2,994	$3,017
Increase (Decrease) in Unearned Premiums	75	42	(55)	(68)	20	(26)

Net Premiums Earned	2,370	2,476	604	567	2,974	3,043

Net Losses Paid	1,179	1,080	184	206	1,363	1,286
Increase (Decrease) in Outstanding Losses	204	831	120	143	324	974

Net Losses Incurred	1,383	1,911	304	349	1,687	2,260

Expenses Incurred	679	669	175	167	854	836
Dividends Incurred	8	7	—	—	8	7

Statutory Underwriting Income (Loss)	$300	$(111)	$125	$51	425	(60)

Increase in Deferred Acquisition Costs					11	1

GAAP Underwriting Income					$436	$(59)

Ratios After Dividends to Policyholders:
Loss	58.6%	77.4%	50.2%	61.7%	56.9%	74.4%
Expense	27.9	26.6	31.8	33.4	28.6	27.8

Combined	86.5%	104.0%	82.0%	95.1%	85.5%	102.2%

Premiums Written as a % of Total	81.7%	83.4%	18.3%	16.6%	100.0%	100.0%

	RESULTS EXCLUDING THE IMPACT OF CATASTROPHES:

Net Premiums Written	$2,445	$2,569	$549	$499	$2,994	$3,068

Net Premiums Earned	$2,370	$2,527	$604	$567	$2,974	$3,094

Net Losses Incurred	$1,339	$1,462	$304	$326	$1,643	$1,788

Statutory Underwriting Income (Loss)	$344	$389	$125	$74	$469	$463

Combined Ratio	84.6%	84.1%	82.0%	91.0%	84.0%	85.2%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.